UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report: APRIL 30, 2000
---------------------------------
(Date of earliest event reported)



                 DEAN WITTER PRINCIPAL PLUS FUND MANAGEMENT L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                  0-18314                13-3541588
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  (State or other              (Commission             (IRS Employer
  jurisdiction of             File Number)            Identification
   incorporation)                                         Number)



C/O DEMETER MANAGEMENT CORPORATION
C/O MORGAN STANLEY TRUST COMPANY
MANAGED FUTURES DEPARTMENT, 7TH FLOOR
HARBORSIDE FINANCIAL CENTER, PLAZA TWO
JERSEY CITY, NEW JERSEY                                         07311
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(Address of Principal Executive Offices)                      (Zip Code)



                                 (201) 876-4647
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           (Registrant's telephone number, including area code)



                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK 10048
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events
          ------------

          Dean Witter Principal Plus Fund Management L.P. (the "Partnership") and Demeter Management Corporation (the "General Partner") have relocated their offices to c/o Morgan Stanley Trust Company, Managed Futures Department, 7th Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

          Commencing in May 2000, the General Partner transferred the futures and options clearing for the Partnership from Carr Futures, Inc. to Morgan Stanley & Co. Incorporated, an affiliate of the General Partner. In addition, Morgan Stanley & Co. Incorporated, rather than Carr Futures, Inc., now acts as the counterparty on all of the foreign currency forward contracts for the Partnership. Morgan Stanley DW Inc. continues to act as the non-clearing commodity broker for the Partnership. Morgan Stanley & Co. International Limited serves as the clearing commodity broker for the Partnership for trades that take place on the London Metal Exchange.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York.


                                       Dean Witter Principal Plus Fund
                                       Management L.P.

                                       By: Demeter Management Corporation,
                                           as General Partner



                                           By: /s/Robert E. Murray
                                              ----------------------------------
                                              Robert E. Murray,
                                              President


Dated: November 13, 2001

                                  EXHIBIT INDEX


EXHIBIT          DESCRIPTION
-------          -----------

10.01 Amended and Restated Customer Agreement between the Partnership and Morgan Stanley DW Inc., dated as of June 22, 2000.

10.02 Commodity Futures Customer Agreement between Morgan Stanley & Co. Incorporated and the Partnership, and acknowledged and agreed to by Morgan Stanley DW Inc., dated as of May 1, 2000.

10.03 Securities Account Control Agreement among the Partnership, Morgan Stanley & Co. Incorporated, and Morgan Stanley DW Inc., dated as of May 1, 2000.

10.04 Customer Agreement between the Partnership and Morgan Stanley & Co. International Limited, dated as of May 1, 2000.

10.05 Foreign Exchange and Options Master Agreement between Morgan Stanley & Co. Incorporated and the Partnership, dated as of April 30, 2000.